Exhibit 10.11b

HORACE MANN SERVICE CORPORATION
EXECUTIVE SEVERANCE PLAN

SCHEDULE A PARTICIPANTS

NAME OR TITLE	EFFECTIVE DATE OF
PARTICIPATION*

TIER I PARTICIPANTS
President and CEO	May 16, 2013

TIER II PARTICIPANTS
EVP and CFO	May 23, 2017
EVP, Supplemental & Group Benefits and Corporate Strategy	February 15, 2012
EVP and General Counsel	December 3, 2019

TIER III PARTICIPANTS
SVP, Property & Casualty and Chief Corporate Actuary	April 6, 2016

*Subject to acceptance within 30 days of effective date of participation.

Last updated: April 6, 2022